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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        May 27, 1997
                                                   ------------------------
                               PATRIOT BANK CORP.
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             (Exact name of registrant as specified in its charter)


         Delaware                     0-26744            23-2820537
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(State or other jurisdiction        (Commission         (IRS Employer
      of incorporation)             File Number)        ID Number)


High and Hanover Streets, Pottstown, PA                  19464-9963
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      (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code     (610) 323-1500
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                                       N/A
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         (Former name of former address, if changed since last report.)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events
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      On May 27, 1997, the Registrant  issued the press release  attached hereto as Exhibit 99 and incorporated herein by reference. The press release announced that on May 23, 1997, Patriot Bank (the "Bank"), the wholly-owned subsidiary of the Registrant, completed its conversion from a federally-chartered savings bank to a Pennsylvania-chartered commercial bank. The conversion is intended to allow the Bank to operate more competitively and efficiently as a community bank. The Bank will continue to operate as before the conversion, and all current deposits and loans will remain unaffected by the conversion.

Item 7.  Financial Statements and Exhibits
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      Exhibit 99 - Press Release dated May 27, 1997.




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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PATRIOT BANK CORP.
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                                           (Registrant)

                                           By: /s/ Joseph W. Major
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                                           Joseph W. Major
                                           President and Chief Executive Officer

Dated:  May 29, 1997